                                   EXHIBIT A
                                   ---------

                        TRANSAMERICA IDEX MUTUAL FUNDS
                        AEGON/TRANSAMERICA SERIES TRUST
                       TRANSAMERICA INCOME SHARES, INC.
                    (EACH FUND OR SERIES THEREOF, A "FUND")

                        Form For Rule 17e-1 Transaction

  (to be attached to confirmation of agency trades with An Affiliated Broker)

Transamerica MS Mid Cap Growth VP        SEE ATTACHED
-------------------------------------    -------------------------------------
Name of Fund                             Date of Trade

SEE ATTACHED                             BIDS and Morgan Stanley
-------------------------------------    -------------------------------------
Security                                 Name of Affiliated Broker

$3,486.21                                $0.004
-------------------------------------    -------------------------------------
Total Commission                         Unit Cost of Commission (i.e., per
                                         share charge)

   In determining whether the commissions paid by the Fund were reasonable and fair compared to commissions charged by other brokers, the following information was used:

a. Commission charged by the Affiliated Broker during the same period to other clients/1/:
   $0.004 - $0.020 and 30 bps

b. Commissions being charged during this time period by unaffiliated broker-dealers for comparable transactions:
   $0.020 - $0.035 and 30 bps

c. Other information considered:

d. Comments, including explanation of any material differences between commissions reported under paragraphs a and b, above and those charged to the Fund for the reported transaction:

/s/ Kelly Daniels
-----------------------------
Kelly Daniels, Vice President

/1/ Rate reflects commission charged to other MSIM clients by the affiliated broker.

                                   EXHIBIT B
                                   ---------

                        TRANSAMERICA IDEX MUTUAL FUNDS
                     AEGON/TRANSAMERICA SERIES FUND, INC.
                       TRANSAMERICA INCOME SHARES, INC.
                    (EACH FUND OR SERIES THEREOF, A FUND")

             Quarterly Report to the Boards of Directors/Trustees
                Regarding Transactions with Affiliated Brokers

                        for quarter ended June 30, 2013
                                          -------------

Name of Fund: Transamerica MS Mid Cap Growth VP
              ---------------------------------

Total broker-dealer commissions paid by the Fund during quarter: $171,615.14
                                                                 -----------

Total compensation paid by the Fund to each Affiliated Broker during quarter:

   Name of Affiliated Broker: BIDS
                              ----

   Total compensation to that Affiliated Broker: $681.26
                                                 -------

   Name of Affiliated Broker: Morgan Stanley
                              --------------

   Total compensation to that Affiliated Broker: $2,804.95
                                                 ---------

   Name of Affiliated Broker:
                              --------------

   Total compensation to that Affiliated Broker:
                                                 ---------------------

Comments:

Attached hereto are reports on individual transactions comprising these totals.

The undersigned certifies that these transactions were effected in compliance with the Fund's Procedures regarding payments of brokerage commissions to Affiliated Brokers under Section 17(e) and Rule 17e-1.

/s/ Sherri Cohen                           7/11/13
-----------------------------------        -------
Sherri Cohen                               Date
Managing Director

                                  RULE 17e-1
                         AFFILIATED BROKER TRANSACTION
                     FOR THE QUARTER ENDING: June 30, 2013

Rule 17e-1 Form (Affiliated Broker Transactions)
------------------------------------------------



                                         Affiliated
Client Name                              Broker Name  Trade Date  Transaction  Symbol             Security Name
-----------                              ------------ ----------  -----------  ------- ------------------------------------
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  4/2/2013       Sell       WTW     WEIGHT WATCHERS INTL INC USD COM
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  4/4/2013       Sell       WTW     WEIGHT WATCHERS INTL INC USD COM
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  4/5/2013       Sell      IPIUS           INTREPID POTASH INC
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  4/8/2013       Sell      BIPUS      BROOKFIELD INFRASTRUCTURE PA
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  4/8/2013       Sell      IPIUS           INTREPID POTASH INC
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  4/9/2013       Sell      IPIUS           INTREPID POTASH INC
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  4/9/2013       Sell       WTW     WEIGHT WATCHERS INTL INC USD COM
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  4/16/2013      Sell       WTW     WEIGHT WATCHERS INTL INC USD COM
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  4/24/2013      Buy       PNRAUS     PANERA BREAD COMPANY CL-A COM
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  4/24/2013      Sell      BIPUS      BROOKFIELD INFRASTRUCTURE PA
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  4/26/2013      Sell      BIPUS      BROOKFIELD INFRASTRUCTURE PA
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  4/29/2013      Sell      LNKDUS             LINKEDIN CORP
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/6/2013       Buy       ACGLUS        ARCH CAP GROUP LTD ORD
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/7/2013       Buy       UPLUS      ULTRA PETROLEUM CORP USD COM
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/8/2013       Buy       UPLUS      ULTRA PETROLEUM CORP USD COM
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/8/2013       Sell      GHLUS             GREENHILL & CO
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/8/2013       Sell       WTW     WEIGHT WATCHERS INTL INC USD COM
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/9/2013       Buy       CRIUS           CARTERS INC USD COM
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/9/2013       Buy       QIHUUS      QIHOO 360 TECHNOLOGY CO-ADR
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/13/2013      Sell      GHLUS             GREENHILL & CO
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/14/2013      Sell      GHLUS             GREENHILL & CO
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/15/2013      Buy       CRIUS           CARTERS INC USD COM
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/20/2013      Sell       STUS   NSATA TECHNOLOGIESHOLDINGS NV COM S
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/20/2013      Sell      TRMBUS    TRIMBLE NAVIGATION LTD USD COM
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/21/2013      Buy       MJNUS        MEAD JOHNSON NUTRITION CO
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/21/2013      Buy       ULTAUS    ULTA SALON COSMETICS & FRAGRAN
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/21/2013      Sell       STUS   NSATA TECHNOLOGIESHOLDINGS NV COM S
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/21/2013      Sell      TRMBUS    TRIMBLE NAVIGATION LTD USD COM
Transamerica MS Mid Cap Growth.,VP       BIDS (MLCO)  5/22/2013      Sell      VRSKUS       VERISK ANALYTICS INC-CL A
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/23/2013      Buy       CRIUS           CARTERS INC USD COM
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/23/2013      Buy       MJNUS        MEAD JOHNSON NUTRITION CO
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/23/2013      Buy       MJNUS        MEAD JOHNSON NUTRITION CO
Transamerica MS Mid Cap Growth, VP       BIDS (MLCO)  5/23/2013      Buy       MJNUS        MEAD JOHNSON NUTRITION CO

                                                           Broker
                                                         Commission
                                                          Cost Per    TotaI
Client Name                              Shares  Price     Share    Commission  Total Cost
-----------                              ------ -------- ---------- ---------- -------------
Transamerica MS Mid Cap Growth, VP          551 $ 42.050  $  0.0040     $ 2.20 $   23,158.01
Transamerica MS Mid Cap Growth, VP          696 $ 42.000  $  0.0040     $ 2.78 $   29,217.42
Transamerica MS Mid Cap Growth, VP        2,056 $ 18.395  $  0.0040     $ 8.22 $   37,778.15
Transamerica MS Mid Cap Growth, VP        1,476 $ 37.534  $  0.0040     $ 5.90 $   55,369.12
Transamerica MS Mid Cap Growth, VP        6,346 $ 18.225  $  0.0040     $25.38 $  115,526.33
Transamerica MS Mid Cap Growth, VP        1,770 $ 18.878  $  0.0040     $ 7.08 $   33,377.91
Transamerica MS Mid Cap Growth, VP          661 $ 41.660  $  0.0040     $ 2.64 $   27,523.42
Transamerica MS Mid Cap Growth, VP        1,828 $ 41.630  $  0.0040     $ 7.31 $   76,061.37
Transamerica MS Mid Cap Growth, VP        1,795 $175.863  $  0.0040     $ 7.18 $  315,710.16
Transamerica MS Mid Cap Growth, VP          459 $ 38.250  $  0.0040     $ 1.84 $   17,547.17
Transamerica MS Mid Cap Growth, VP        4,986 $ 38.338  $  0.0040     $19.94 $  191,046.77
Transamerica MS Mid Cap Growth, VP          519 $190.300  $  0.0040     $ 2.08 $   98,753.10
Transamerica MS Mid Cap Growth, VP        1,029 $ 53.025  $  0.0040     $ 4.12 $   54,583.31
Transamerica MS Mid Cap Growth, VP        6,874 $ 20.000  $  0.0040     $27.50 $  137,617.48
Transamerica MS Mid Cap Growth, VP        2,568 $ 20.140  $  0.0040     $10.27 $   51,770.88
Transamerica MS Mid Cap Growth, VP          892 $ 46.935  $  0.0040     $ 3.57 $   41,847.24
Transamerica MS Mid Cap Growth, VP        2,844 $ 42.077  $  0.0040     $11.38 $  119,606.00
Transamerica MS Mid Cap Growth, VP       17,460 $ 65.843  $  0.0040     $69.84 $1,149,962.74
Transamerica MS Mid Cap Growth, VP        1,095 $ 38.250  $  0.0040     $ 4.38 $   41,905.65
Transamerica MS Mid Cap Growth, VP          465 $ 47.200  $  0.0040     $ 1.86 $   21,938.20
Transamerica MS Mid Cap Growth, VP        3,606 $ 47.528  $  0.0040     $14.42 $  171,310.73
Transamerica MS Mid Cap Growth, VP        1,301 $ 70.305  $  0.0040     $ 5.20 $   91,492.83
Transamerica MS Mid Cap Growth, VP        3,488 $ 36.861  $  0.0040     $13.95 $  128,497.83
Transamerica MS Mid Cap Growth, VP        1,253 $ 29.300  $  0.0040     $ 5.01 $   36,687.01
Transamerica MS Mid Cap Growth, VP          600 $ 80.770  $  0.0040     $ 2.40 $   48,474.00
Transamerica MS Mid Cap Growth, VP        1,941 $ 96.050  $  0.0040     $ 7.76 $  186,472.65
Transamerica MS Mid Cap Growth, VP        1,243 $ 36.885  $  0.0040     $ 4.97 $   45,822.17
Transamerica MS Mid Cap Growth, VP          752 $ 29.100  $  0.0040     $ 3.01 $   21,867.66
Transamerica MS Mid Cap Growth.,VP        1,719 $ 60.825  $  0.0040     $ 6.88 $  104,521.98
Transamerica MS Mid Cap Growth, VP        1,821 $ 69.510  $  0.0040     $ 7.28 $  126,614.13
Transamerica MS Mid Cap Growth, VP          376 $ 82.810  $  0.0040     $ 1.50 $   31,144.08
Transamerica MS Mid Cap Growth, VP        2,262 $ 83.742  $  0.0040     $ 9.05 $  189,469.42
Transamerica MS Mid Cap Growth, VP          637 $ 84.475  $  0.0040     $ 2.55 $   53,823,31

                                  RULE 17e-1
                         AFFILIATED BROKER TRANSACTION
                     FOR THE QUARTER ENDING: June 30, 2013

Rule 17e-1 Form (Affiliated Broker Transactions)
------------------------------------------------



                                           Affiliated
Client Name                               Broker Name    Trade Date Transaction  Symbol          Security Name           Shares
-----------                              --------------- ---------- -----------  ------- ------------------------------- -------
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    5/23/2013     Buy        MJNUS    MEAD JOHNSON NUTRITION CO         597
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    5/23/2013     Buy       ULTAUS  ULTA SALON COSMETICS & FRAGRAN    1,018
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    5/23/2013     Sell      VRSKUS    VERISK ANALYTICS INC-CL A       3,483
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    5/24/2013     Buy       ATHNUS         ATHENAHEALTH INC             493
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    5/24/2013     Sell      VRSKUS    VERISK ANALYTICS INC-CL A       1,044
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    5/28/2013     Buy        CFXUS           COLFAX CORP                950
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    5/29/2013     Buy        CRIUS       CARTERS INC USD COM         12,489
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    5/29/2013     Buy        MJNUS    MEAD JOHNSON NUTRITION CO       1,435
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    5/29/2013     Buy        SBHUS       SALLY BEAUTY CO INC          1,241
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    5/29/2013     Sell      TRMBUS  TRIMBLE NAVIGATION LTD USD COM   13,158
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    5/30/2013     Buy        CRIUS       CARTERS INC USD COM         12,490
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    5/30/2013     Buy       GRPNUS           GROUPON INC              2,695
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    5/30/2013     Buy        SBHUS       SALLY BEAUTY CO INC          6,140
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    5/30/2013     Sell      TRMBUS  TRIMBLE NAVIGATION LTD USD COM      627
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    5/31/2013     Buy       GRPNUS           GROUPON INC              1,903
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    5/31/2013     Sell      TRMBUS  TRIMBLE NAVIGATION LTD USD COM      883
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    6/4/2013      Buy       PNRAUS  PANERA BREAD COMPANY CL-A COM    12,587
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    6/6/2013      Buy        MKCUS    MCCORMICK & CO INC USD COM        572
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    6/11/2013     Buy        MKCUS    MCCORMICK & CO INC USD COM        558
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    6/11/2013     Sell      SRCLUS      STERICYCLE INC USD COM          617
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    6/12/2013     Buy        CRIUS       CARTERS INC USD COM            650
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    6/12/2013     Buy        MKCUS    MCCORMICK & CO INC USD COM        572
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    6/12/2013     Sell      SRCLUS      STERICYCLE INC USD COM        1,235
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    6/14/2013     Sell      SRCLUS      STERICYCLE INC USD COM          364
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    6/19/2013     Buy        MKCUS    MCCORMICK & CO INC USD COM        742
Transamerica MS Mid Cap Growth, VP        BIDS (MLCO)    6/21/2013     Buy        CRIUS       CARTERS INC USD COM         14,403
Transamerica MS Mid Cap Growth, VP       Morgan Stanley  5/8/2013      Sell      QUAL3BZ          QUALICORP SA            62,800
Transamerica MS Mid Cap Growth, VP       Morgan Stanley  5/14/2013     Sell      QUAL3BZ          QUALICORP SA            35,900
                                                                                                                         -------
                                                                                                     TOTAL               269,015
                                                                                                                         =======

                                                    Broker
                                                  Commission
                                                   Cost Per    Total
Client Name                               Price     Share    Commission   Total Cost
-----------                              -------- ---------- ---------- --------------
Transamerica MS Mid Cap Growth, VP       $ 84.480 $  0.0040   $    2.39 $    50,446.50
Transamerica MS Mid Cap Growth, VP       $ 92.795 $  0.0040   $    4.07 $    94,485.67
Transamerica MS Mid Cap Growth, VP       $ 59.945 $  0.0040   $   13.93 $   208,715.14
Transamerica MS Mid Cap Growth, VP       $ 84.000 $  0.0040   $    1.97 $    41,421.86
Transamerica MS Mid Cap Growth, VP       $ 59.155 $  0.0040   $    4.18 $    61,735.86
Transamerica MS Mid Cap Growth, VP       $ 49.545 $  0.0040   $    3.80 $    47,086.75
Transamerica MS Mid Cap Growth, VP       $ 71.025 $  0.0040   $   49.96 $   887,281.01
Transamerica MS Mid Cap Growth, VP       $ 84.353 $  0.0040   $    5.74 $   121,075.25
Transamerica MS Mid Cap Growth, VP       $ 31.045 $  0.0040   $    4.96 $    38,551.67
Transamerica MS Mid Cap Growth, VP       $ 27.723 $  0.0040   $   52.63 $   364,508.41
Transamerica MS Mid Cap Growth, VP       $ 70.985 $  0.0040   $   49.96 $   886,852.45
Transamerica MS Mid Cap Growth, VP       $  7.475 $  0.0040   $   10.78 $    20,199.03
Transamerica MS Mid Cap Growth, VP       $ 30.891 $  0.0040   $   24.56 $   189,792.31
Transamerica MS Mid Cap Growth, VP       $ 27.750 $  0.0040   $    2.51 $    17,386.40
Transamerica MS Mid Cap Growth, VP       $  7.635 $  0.0040   $    7.61 $    14,567.46
Transamerica MS Mid Cap Growth, VP       $ 28.225 $  0.0040   $    3.53 $    24,904.58
Transamerica MS Mid Cap Growth, VP       $192.890 $  0.0040   $   50.35 $ 2,428,158.17
Transamerica MS Mid Cap Growth, VP       $ 69.300 $  0.0040   $    2.29 $    39,651.04
Transamerica MS Mid Cap Growth, VP       $ 71.260 $  0.0040   $    2.23 $    39,774.24
Transamerica MS Mid Cap Growth, VP       $107.000 $  0.0040   $    2.47 $    66,005.51
Transamerica MS Mid Cap Growth, VP       $ 71.825 $  0.0040   $    2.60 $    46,699.25
Transamerica MS Mid Cap Growth, VP       $ 71.550 $  0.0040   $    2.29 $    40,938.04
Transamerica MS Mid Cap Growth, VP       $106.754 $  0.0040   $    4.94 $   131,813.94
Transamerica MS Mid Cap Growth, VP       $106.645 $  0.0040   $    1.46 $    38,810.82
Transamerica MS Mid Cap Growth, VP       $ 73.265 $  0.0040   $    2.97 $    54,377.47
Transamerica MS Mid Cap Growth, VP       $ 72.790 $  0.0040   $   57.61 $ 1,048,682.43
Transamerica MS Mid Cap Growth, VP       $ 19.350    30 bps   $1,812.89 $   602,483.69
Transamerica MS Mid Cap Growth, VP       $ 18.600    30 bps   $  992.06 $   329,695.07
                                                              --------- --------------
                                                              $3,486.21 $11,812,598.26
                                                              ========= ==============

        /s/ Kelly Daniels
        ------------------------------
Name:   Kelly Daniels
Title:  Vice President - Compliance

Morgan Stanley Investment Management, Inc.

                                       2